Exhibit 10.30

AMENDMENT TO COMPENSATION AGREEMENT

It is agreed that the Compensation Agreement between UNION BANK & TRUST COMPANY and HARRY J. BROWN, DIRECTOR, dated January 1, 1986, will be amended as follows:

Paragraph “1” shall read: Compensation. The Bank agrees to pay Director the total sum of $688,065 payable in monthly installments of $5,733.88 for 120 months, commencing on the first day of the month following Director’s 66th birthday. Payments to the Director will terminate when the 120 payments have been made or at the time of the Director’s death, whichever occurs first.

Paragraph “2” shall read: Death of Director Before Age 66. In the event Director should die before reaching age 66, the Bank agrees to pay to Director’s beneficiary designated in writing to the Bank, the sum of $5,733.88 per month for 120 consecutive months. Payments will begin on the first day of the month following Director’s death.

Paragraph “3” shall read: Death of Director After Age 66. If the Director dies after age 66 prior to receiving the full 120 monthly installments, the remaining monthly installments will be paid to the Director’s designated beneficiary(ies). The beneficiary(ies) , shall receive all remaining monthly installments which the Director would have received until the total sum of $688,065 set forth in Paragraph “1” is paid. If the Director fails to designate a beneficiary in writing to the Bank, the balance of monthly installments remaining at the time of his death shall be paid to the legal representative of the estate of the Director.

IN WITNESS HEREOF, the parties have signed this agreement on May 31, 1991.

UNION BANK AND TRUST COMPANY

(Seal)	By

WITNESS	HARRY J. BROWN, DIRECTOR

DIRECTOR’S COMPENSATION AGREEMENT

This Agreement is entered into this first day of January, 1986, between UNION BANK & TRUST COMPANY, 25 S. Centre Street, Box 119, Pottsville, Pennsylvania 17901 (herein referred to as the “Bank”) and HARRY J. BROWN, RD#3, Box 448, Schuylkill, Pennsylvania 17972 (herein referred to as the “Director”).

WITNESSETH

WHEREAS, the Bank recognizes that the competent and faithful efforts of Director on behalf of the Bank have contributed significantly to the success and growth of the Bank; and

WHEREAS, the Bank values the efforts, abilities and accomplishments of the Director and recognizes that his services are vital to its continued growth and profits in the future; and

WHEREAS, the Bank desires to compensate the Director and retain his services for four years, if elected, to serve on the Board of Directors. Such compensation is set forth below; and

WHEREAS, the Director, in consideration of the foregoing, agrees to continue to serve as a Director, if elected,

NOW, THEREFORE, it is mutually agreed as follows:

1.             Compensation. The Bank agrees to pay Director the total sum of 1,074,300 payable in monthly installments of $8,952.50 for 120 consecutive months, commencing on the first day of the month following Director’s 65th birthday. Payments to the Director will terminate when the 120 payments have been made or at the time of the Director’s death, whichever occurs first.

2.             Death of Director Before .Age 65. In the event Director should die before reaching age 65, the Bank agrees to pay to Director’s beneficiary(ies) designated in writing to the Bank, the following schedule:

If Death Occurs In Year	Monthly Income To Beneficiary For 120 Months

1986 - 1990	7,389.17
1991 - 1995	7,628.25
1996 - 2001	8,150.92
2002 & Thereafter	8,952.50

Payments will begin on the first day of the month following Director’s death.

3.             Death of Director After Age 65. If the Director dies after age 65 prior to receiving the full 120 monthly installments, the remaining monthly installments will be paid to the Director’s designated beneficiary(ies). The beneficiary(ies) shall receive all remaining monthly installments which the Director would have received until the total sum of $1,074,300 set forth in paragraph “1” in paid. If the Director fails to designate a beneficiary in writing to the Bank, the balance of monthly installments remaining at the time of his death shall be paid to the legal representative of the estate of the Director.

4.             Termination of Service as a Director. If the Director, for any reason other than death, fails to serve four consecutive years as a Director, he will receive monthly compensation beginning at age 65 on the basis that the number of full months served bears to the required number of 48 months times the compensation stated in paragraph “1”. For example, if the Director serves only 24 months, he will be entitled to 24/48 or 50 % of the compensation stated in paragraph “1”.

5.             Suicide. No payments will be made to the Director’s beneficiary(ies) or to his estate in the event of death by suicide during the first three years of this agreement.

6.             Status of Agreement. This agreement does not constitute a contract of employment between the parties, nor shall any provision of this agreement restrict the right of the Bank’s Shareholders to replace the Director or the right of the Director to terminate his service.

7.             Binding Effect. This agreement shall be binding upon the parties hereto and upon the successors and assigns of the Bank, and upon the heirs and legal representatives of the Director.

8.             Interruption of Service. The service of the Director shall not be deemed to have been terminated or interrupted due to his absence from active service on account of illness, disabiliaty, during any authorized vacation or during temporary leaves of absence granted by the Bank for reasons of professional advancement, education, health or government service, or during military leave for any period if the Director is elected to serve on the Board following such interruption.

9.             Forfeiture of Compensation by Competition. The Director agrees that all rights to compensation following age 65 shall be forfeited by him if he engages in competition with the Bank, without the prior written consent of the Bank, within a radius of 50 miles of the main office of the Bank for a period of ten years, coinciding with the number of years that the Director shall receive such compensation.

10.          Assignment of Rights. None of the rights to compensation under this agreement are assignable by the Director or any beneficiary or designee of the Director and any attempt to anticipate, sell, transfer, assign, pledge, encumber or change Director’s right to receive compensation, shall be void.

11.          Status of Director’s Rights. The rights granted to the Director or any designee or beneficiary under this agreement shall be solely those of an unsecured creditor of the Bank.

12.          Amendments. This agreement may be amended only by a written agreement signed by the parties.

13.          If the Bank shall acquire an insurance policy or any other asset in connection with the liabilities assumed by it hereunder, it is apparently understood and agreed that neither Director nor any beneficiary of Director shall have any right with respect to, or claim against, such policy or in the title to such other asset. Such policy or asset shall not he deemed to be held under any trust for the benefit of Director or his beneficiaries or to be held in any way as collateral security for the fulfilling of the obligations of the Bank under this Agreement except as may be expressly provided by the terms of such policy or other asset. It shall be, and remain, a general, unpledged, unrestricted asset of the Bank.

14.          This Agreement shall be construed under and governed by the laws of the State of Pennsylvania.

15.          Interpretation. Wherever appropriate in this Agreement, words used in the singular shall include the plural and the masculine shall include the feminine gender.

16.          This Agreement shall be binding upon and inure to the benefit of any successor of the Bank and any such successor shall be deemed substituted for the Bank under the terms of this Agreement. As used herein, the term “successor” shall include any person, corporation or other business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the stock, assets or business of the Bank.

17.          If the Bank’s marginal income tax bracket is different from 48% at the time deferred income payments are made under this Agreement to the Director or his beneficiary(ies), the payments may be adjusted by the Board of Directors to reflect that change. The following formula could be used to calculate the change in benefits:

Monthly Income (As Shown) X .54

1 - Tax Bracket

IN WITNESS HEREOF, the parties have signed this Agreement the day and year above written.

UNION BANK AND TRUST COMPANY

(Seal)	By
Frances D. Weiss, President

(SEAL)

Witness	Harry J. Brown, Director

AMENDMENT TO COMPENSATION AGREEMENT

It is agreed that the Compensation Agreement between UNION BANK & TRUST COMPANY and NAOMI K. MORROW, EXECUTIVE, dated January 1, 1985, will be amended as follows:

Paragraph “1” shall read: Compensation. The Bank agrees to pay Executive the total sum of $250,030.80 payable in monthly installments of $1,389.06 for 180 months, commencing on the first day of the month following Executive’s 66th birthday. Payments to the Executive will terminate when the 180 payments have been made or at the time of the Executive’s death, whichever occurs first.

Paragraph “2” shall read: Death of Executive Before Age 66. In the event Executive should die before reaching age 66, the Bank agrees to pay to Executive’s beneficiary designated in writing to the Bank, the sum of $1,389.06 per month for 180 consecutive months. Payments will begin on the first day of the month following Executive’s death.

Paragraph “3” shall read: Death of Executive After Age 66. If the Executive dies after age 66 prior to receiving the full 180 monthly installments, the remaining monthly installments will be paid to the Executive’s designated beneficiary(ies). The beneficiary(ies) shall receive all remaining monthly installments which the Executive would have received until the total sum of $250,030.80 set forth in Paragraph “1” is paid. If the Executive fails to designate a beneficiary in writing to the Bank, the balance of monthly installments remaining at the time of her death shall be paid to the legal representative of the estate of the Executive.

IN WITNESS HEREOF, the parties have signed this agreement on February 22, 1991.

UNION BANK AND TRUST COMPANY

(Seal)	By

WITNESS	NAOMI K. MORROW, EXECUTIVE

DEFERRED INCOME AGREEMENT

This Agreement is entered into this first day of January, 1985, between UNION BANK AND TRUST COMPANY, 25 S. Centre, Box 119, Pottsville, Pennsylvania 17901 (herein referred to as the “Employer”) and NAOMI E. MORROW, 202 West Main Street, Schuylkill Haven, Pennsylvania 17972 (herein referred to as the “Employee”).

WITNESSETH

WHEREAS, the Employee is currently employed by the Employer in the capacity of OFFICER; and

WHEREAS, the Employer recognizes that the competent and faithful efforts of the Employee on behalf of the Employer have contributed significantly to the success and growth of the Employer; and

WHEREAS, the Employer values the efforts, abilities and accomplishments of the Employee and recognizes that his services are vital to its continued growth and profits in the future; and

WHEREAS, the Employer desires to retain the Employee’s valuable services and business counsel and to induce the Employee to remain in his executive capacity with the Employer.

WHEREAS, the Employee, in consideration of the foregoing, agrees to continue to serve in his executive capacity,

NOW, THEREFORE; it is mutually agreed as follows:

1.             Compensation. The Employer agrees to pay Employee the total sum of $358,500 payable in monthly installments of $1,991.67 for 180 consecutive months, commencing on the first day of the month following Employee’s 65th birthday. Payments to the Employee will terminate when the 180 payments have been made or at the time of the Employee’s death, whichever occurs first.

2.             Death of Employee Before Age 65. In the event Employee should die before reaching age 65, the Employer agrees to pay to Employee’s beneficiary designated in writing to the Employer, the sum of $1,991.67per month for 180 consecutive months. Payments will begin of the first day of the month following Employee’s death.

3.             Death of Employee After Age 65. If the Employee dies after age 65 prior to receiving the full 180 monthly installments, the remaining monthly installments will be paid to the Employee’s designated beneficiary(ies). The beneficiary(ies) shall receive all remaining monthly installments which the Employee would have received until the total sum of $350,500 set forth in paragraph “1” is paid. If the Employee fails to designate a beneficiary in writing to the

Employer, the balance of monthly installments . remaining at the time of his death shall be paid to the legal representative of the estate of the Employee.

4.             Termination of Service as an Employee. If the Employee, for any reason other than death, fails to serve four consecutive years as an executive, he will receive monthly compensation beginning at age 65 on the basis that the number of full months served bears to the required number of 48 months times the compensation stated in paragraph “1”. For example, if the Employee serves only 24 months, he will be entitled to 24/48 or, 50 % of the compensation stated in paragraph “1”.

5.             Suicide. No payments will be made to the Employee’s beneficiary(ies) or to his estate in the event of death by suicide during the first 30 months of this agreement.

6.             Status of Agreement. This agreement does not constitute a contract of employment between the parties, nor shall any provision of this agreement restrict the right of the Employer to replace the executive or the right of the Employee to terminate his service.

7.             Binding Effect. This agreement shall, be binding upon the parties hereto and Upon the successors and assigns of the Employer, and upon the heirs and legal representatives of the Employee.

8.             Interruption of Service. The service of the Employee shall not be deemed to have been terminated or interrupted due to his absence from active service on account of illness, disability, during any authorized vacation or during temporary leaves of absence granted by the Employer for reasons of professional advancement, education, health or government service, or during military leave for any period if the Employee continues to serve in an executive capacity following such interruption.

9.             Forfeiture of Compensation by Competition. The Employee agrees that all rights to compensation following age 65 shall be forfeited by him if he engages in competition with the Employer, without the prior written consent of the Employer, within a radius of 50 miles of the main office of the Employer for a period of ten years, coinciding with the number of years that the Employee shall receive such compensation.

10.          Assignment of Rights. None of the rights to compensation under this Agreement are assignable by the Employee or any beneficiary or designee of the Employee and any attempt to anticipate, sell, transfer, assign, pledge, encumber or change Employee’s right to receive compensation, shall be void.

11.          Status of Employee’s Rights. The rights granted to the Employee or any designee or beneficiary under this Agreement shall be solely those of an unsecured creditor of the Employer.

12.          Amendments. This Agreement may be amended only by a written Agreement signed by the parties.

13.          If the Employer shall acquire an insurance policy or any other asset in connection with the liabilities assumed by it hereunder, it is expressly understood and agreed that neither

Employee nor any beneficiary of Employee shall have any right with respect to, or claim against, such policy or other asset except as expressly provided by the terms of such policy or in the title to such other asset. Such policy or asset shall not be deemed to be held under any trust for the benefit of Employee or his beneficiaries or to be held in any way as collateral security for the fulfilling of the obligations of the Employer under this Agreement except as may be expressly provided by the terms of such policy or other asset. It shall be, and remain, a general, unpledged, unrestricted asset of the Employer.

14.          This Agreement shall be construed under and governed by the laws of the State of Pennsylvania.

15.          Interpretation. Wherever appropriate in this Agreement, words used in the singular shall include the plural and the masculine shall include the feminine gender.

16.          This Agreement shall be binding upon and inure to the benefit of any successor of the Corporation and any such successor shall be deemed substituted for the Corporation under the terms of this Agreement. As used herein, the term “successor” shall include any person, corporation or other business entity which at any time, whether by merger, purchase or otherwise, acquires all of the stock, assets or business of the Corporation.

17.          If the Bank’s marginal income tax bracket is different from 46% at the time deferred income payments are made under this Agreement to the Officer or his beneficiary(ies), the payments may be adjusted by the Board of Directors to reflect that change. The following formula could be used to calculate the change in benefits:

Monthly Income (As Shown) X .54

1 - Tax Bracket

IN WITNESS HEREOF, the parties have signed this Agreement the day and year above written.

UNION BANK AND TRUST COMPANY

(Seal)	By
Frances D. Weiss, President

(SEAL)

Witness	Naomi E. Morrow, Officer